EXHIBIT 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Poverty Dignified, Inc., a Nevada corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the year ended August 31, 2015 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 15, 2015	Signature:	/s/ John K. Lowther
John K. Lowther President and Chief Executive Officer
(Principal Executive Officer)

Dated: December 15, 2015	Signature:	/s/ George C. Critz, III
George C. Critz, III Vice-President and Chief Financial Officer
(Principal Financial Officer)